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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Lazare Kaplan International Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leon Tempelsman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 24, 2006                  By: /s/ Leon Tempelsman
                                      -------------------------
                                       Leon Tempelsman
                                       President and Chief Executive Officer




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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Lazare Kaplan International Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. Moryto, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 24, 2006             By: /s/ William H. Moryto
                                 ---------------------------
                                  William H. Moryto
                                  Vice President and Chief Financial Officer